EXHIBIT 99.1
FOR IMMEDIATE DISTRIBUTION

CONTACT:	Corporate Communications
404-715-2554

Investor Relations
404-715-2170
Delta Air Lines to Host Investor Day Conference in Atlanta, Georgia
Via Webcast on March 27, 2007

WHAT:	Delta Air Lines (Other OTC: DALRQ) will webcast its Investor Day Conference via the Internet on March 27, 2007 from 8:00 am to 4:45 pm EDT.

WHO:	Delta’s senior leadership

WEB ADDRESS:	The audio webcast can be accessed via the Internet at
http://www.delta.com/about_delta/investor_relations/webcasts/index.jsp

SPECIAL NOTICE:	The webcast replay will be available until April 27, 2007 at the same site, beginning shortly after the webcast is complete. The presentation materials will be filed with the SEC on Form 8-K on March 27, 2007, and will be available on www.delta.com.